Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.87

AMENDMENT NO. 21
TO THE
POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
AND SUBLICENSE AGREEMENT
BETWEEN
ADOBE SYSTEMS INCORPORATED
AND
PEERLESS SYSTEMS CORPORATION
Effective Date: January 1, 2005

          This Amendment No. 21 (the “Amendment”) to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999 (the “Agreement”) is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 (“Adobe”) and Peerless Systems Corporation, a Delaware corporation, having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 (“Peerless”).

          WHEREAS, the purpose of this Amendment is to establish and revise certain royalty terms as set forth in this Amendment.

          NOW, THEREFORE, the parties agree as follows:

1.       The following new Paragraph 1(c) is hereby added to EXHIBIT D-1 (Non-Roman Font Programs):

“(c) Kozuka Mincho and Kozuka Gothic Font Programs for Japanese Typefaces: Adobe will provide the Kozuka Mincho Pro-Regular Typeface that supports the Adobe-Japan1-4 character collection and Kozuka Gothic Pro-Medium Typeface that supports the Adobe-Japan1-4 character collection as defined in Adobe’s Technical Note #5078 (“Adobe-Japan1-2 Character Collection for CID-Keyed Fonts”). Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

Identifying Trademark	Character Collection	Trademarks Owner
Kozuka Mincho Pro-Regular	Adobe-Japan1-4	Adobe Systems Incorporated
Kozuka Gothic Pro-Medium	Adobe-Japan1-4	Adobe Systems Incorporated

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

2.       TABLE A in Paragraph 3.2.1 of EXHIBIT O (Royalty Payments and Other Fees) is hereby deleted and replaced with the following:

***

3.       The following new Paragraph 9.1.5 is hereby added to EXHIBIT O (Royalty Payments and Other Fees):

“9.1.5 The Kozuka Mincho Pro-Regular and/or Kozuka Gothic Pro-Medium Font Programs for Japanese Typefaces may be distributed with Licensed Systems or distributed bundled with the Revised Object when distributed as an upgrade for a previously distributed Licensed System, at the royalty rate of *** for each copy of each such Font Program.

4.       TABLE K in Paragraph 3.2.3 of EXHIBIT O (Royalty Payments and Other Fees) is hereby deleted and replaced with the following:

***

5.       The first table in EXHIBIT O-1 (Royalty Payments and Other Fees for Royalty-Bearing Components of Peerless-Branded Licensed Systems) is hereby deleted and replaced with the following:

***

6.       All other terms and conditions of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 21 to the PostScript Software Development License and Sublicense Agreement by its duly authorized representative.

Adobe:	Peerless:

ADOBE SYSTEMS INCORPORATED	PEERLESS SYSTEMS CORPORATION

By: /s/ JEFF RUSSAKOW	By: /s/ WILLIAM NEIL

Print Name: Jeff Russakow	Print Name: William Neil

Title: VP, WW Sales Operations & Customer Support	Title: VP Finance, CFO

Date: 3/30/05	Date: March 17, 2005

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